Exhibit 10.83

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:l30339

AMD_00119881.0

AMENDMENT

Date of Amendment: January 23, 2014

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI AC Asia ex Japan Minimum Volatility (USD) Index

•	MSCI Europe Minimum Volatility (USD) Index

•	MSCI Japan Minimum Volatility (USD) Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section I above solely with respect to the following Funds (each, a “Minimum Volatility ETF” and each Minimum Volatility ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares MSCI All Country Asia ex Japan Minimum Volatility ETF

•	iShares MSCI Europe Minimum Volatility ETF

•	iShares MSCI Japan Minimum Volatility ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Minimum Volatility ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a ********* license fee per Fund based on each Fund’s *********************************************, which fee shall be due and payable on a ************************. The ********* license fee shall be calculated ****************************************************************************************************** ************************************************************************************************* as follows:

*********************

***********************

*********************

“Expense Ratio” shall mean the ********************************* obtained when dividing ********************************************************************************************************** ********************************************************************************************************** *******************************************.

If, in any ****************, the Expense Ratio for any Fund is greater than the ************* of the relevant ETF based on the ********************************************************************************************************* ********************************************************************************************************* *************************************************************************************. The ************** is defined as the ***** and ******* version of the fund as follows:

*********************

***********************

*********************

Notwithstanding anything to the contrary contained herein, if any Fund does not have an ************* or if a Fund’s ********************************** or if a Fund has an *********************, the ********* licensee fee for such Fund shall equal **********************************

*************************************************.

4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to any one or more of the Indexes set forth in Section 1 if, within one (l) year of the date of this Amendment, Licensee does not list a Minimum Volatility ETF that is based on such Indexes.

c.	If Licensee delists any Minimum Volatility ETF or changes the underlying Index for such Minimum Volatility ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Minimum Volatility ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

Licensee: BlackRock Institutional Trust Company, N.A.		MSCI Inc.

By	/s/ Ravi Goutam	By	/s/ David Kinzelberg
Name	Ravi Goutam	Name	David Kinzelberg
Title	Managing Director	Title	Executive Director
Date	1/20/14	Date	Feb 6, 2014